Property and Equipment	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
Property and Equipment

NOTE C - PROPERTY AND EQUIPMENT

Property and Equipment consist of the following at:

	December 31, 2020	December 31, 2019
Software	99,025	99,025
Office equipment	60,974	60,974
Furniture and Fixtures	948	948
Waste and Recycling Equipment	18,800	18,800
Leasehold Improvements	-	2,100
Total	179,747	181,847

Accumulated depreciation and amortization	(169,949)	(161,058)

Net	$9,798	$20,789